                                  FIRST AMENDMENT TO
                                  PLEDGE AGREEMENT


     THIS FIRST AMENDMENT TO PLEDGE AGREEMENT (this "AMENDMENT"), dated as of May 4, 1998, is made and entered into between ATC COMMUNICATIONS GROUP, INC., a Delaware corporation (hereinafter called "PLEDGOR"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK"), as agent for itself and BANK ONE LEASING CORPORATION.

                                       RECITALS

     A. Bank and Pledgor entered into that certain Pledge Agreement, dated March 31, 1998 (the "PLEDGE AGREEMENT").

     B. Bank and Pledgor desire to amend the Pledge Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I
                                     DEFINITIONS

     Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Pledge Agreement, as amended hereby.

                                      ARTICLE II
                          AMENDMENTS TO THE PLEDGE AGREEMENT

     Section 2.01 AMENDMENT TO SCHEDULE "A". From and after the date hereof Schedule "A" to the Pledge Agreement shall be deleted in its entirety and in place thereof shall be a new Schedule "A" in the form attached hereto. The purpose of amending Schedule "A" is that Pledgor desires to, and does hereby, pledge and grant a security interest to Bank in 98.94% of all of the outstanding capital stock of Advanced Telemarketing Corporation, a Nevada corporation, in accordance with the terms and provisions of the Pledge Agreement, as amended hereby.

     Section 2.02   AMENDMENT TO SECTION 5.  From and after the date hereof
Section 5 of the Pledge Agreement is amended by adding thereto at the end thereof the following:

     "Pledgor has, with the consent of Secured Party, granted to Thayer Equity Investors III, L.P. ("THAYER"), a security intererst, junior in priority to the security interest therein of


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     Secured Party, in the Collateral consisting of shares of common stock of
     Borrower (the "PLEDGED STOCK"). Thayer and Secured Party have entered into a Subordination and Intercreditor Agreement dated on or about
     April 30, 1998 (the "SUBORDINATION AGREEMENT") with respect to indebtedness owed by Borrower to, and liens and security interests granted to, Thayer and Secured Party. The Subordination Agreement contains terms providing that Secured Party will hold the Pledged Stock for itself as a secured creditor and for Thayer but only for purposes of perfecting the security interests of Thayer in the Pledged Stock and that Secured Party will deliver the Pledged Stock to Thayer upon the occurrence of certain events and other terms relating to the Pledged Stock. Pledgor has consented to the terms and provisions contained in the Subordination Agreement relating to the Pledged Stock, and if there is any conflict or inconsistency between any terms in this Pledge Agreement and the terms and provisions of the Subordination Agreement relating to the Pledged Stock, the terms and provisions of the Subordination Agreement shall control."

                                     ARTICLE III
                                 CONDITIONS PRECEDENT

     Section 3.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Bank:

          (a) Pledgor shall have executed this Amendment and delivered the same to Bank.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                      ARTICLE IV
                    RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES

     Section 4.01. RATIFICATIONS BY PLEDGOR. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Pledge Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Pledge Agreement are ratified and confirmed and shall continue in full force and effect. The Pledge Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.


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     Section 4.02.  RENEWAL AND EXTENSION OF SECURITY INTERESTS AND LIENS.
Pledgor hereby renews and affirms the liens and security interests created and granted in the Pledge Agreement, as amended hereby.

     Section 4.03. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Bank that the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of Pledgor and will not violate the articles or bylaws of Pledgor or any agreement to which Pledgor is a party.

                                      ARTICLE V
                                    MISCELLANEOUS

     Section 5.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Pledge Agreement shall survive the execution and delivery of this Amendment, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 5.02. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.04. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.04. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 5.05. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     EXECUTED as of the date first written above.

                                 BANK ONE, TEXAS, N.A.


                                 By:
                                    -----------------------------------------
                                 Kathleen S. Robertson, Senior Vice President



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

                                 ATC COMMUNICATIONS GROUP, INC.


                                 By:
                                    -----------------------------------------
                                 Its:
                                     ----------------------------------------

















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                                     SCHEDULE "A"
                                          TO
                                   PLEDGE AGREEMENT
                                 DATED MARCH 31, 1998
                                    BY AND BETWEEN
                        BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                         AND
                            ATC COMMUNICATIONS GROUP, INC.



The following property is a part of the Collateral as defined in Subsection
1(c):

     Promissory Note dated September 16, 1997, executed by Michael Santry and payable to the order of Pledgor in the original principal amount of $3,661,505.39.

     98.94% of all outstanding capital stock of Advanced Telemarketing Corporation, as evidenced by Certificate No. 257 for 3,388,764 shares











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